EXHIBIT 24


                                POWER OF ATTORNEY
                        For Executing Form 10-K For 1998

         KNOW ALL BY THESE PRESENTS, that the undersigned director of CITIZENS UTILITIES COMPANY constitutes and appoints Robert J. DeSantis and Livingston E. Ross, jointly and severally, for him in any and all capacities to sign on Form 10-K for the fiscal year 1998 for CITIZENS UTILITIES COMPANY, and any and all amendments to said Form 10-K, and to file the same, with the Securities and Exchange Commission, hereby ratifying and conforming all that each of said attorneys-in-fact, or his substitute or substitutes may do or cause to be done by virtue hereof.



                                                              /s/ Edwin Tornberg
                                                              __________________
                                                                  Edwin Tornberg







February 23, 1999

                                POWER OF ATTORNEY
                        For Executing Form 10-K For 1998

         KNOW ALL BY THESE PRESENTS, that the undersigned director of CITIZENS UTILITIES COMPANY constitutes and appoints Robert J. DeSantis and Livingston E. Ross, jointly and severally, for him in any and all capacities to sign on Form 10-K for the fiscal year 1998 for CITIZENS UTILITIES COMPANY, and any and all amendments to said Form 10-K, and to file the same, with the Securities and Exchange Commission, hereby ratifying and conforming all that each of said attorneys-in-fact, or his substitute or substitutes may do or cause to be done by virtue hereof.


                                                           /s/ Robert A. Stanger
                                                           _____________________
                                                               Robert A. Stanger






February 23, 1999

                                POWER OF ATTORNEY
                        For Executing Form 10-K For 1998

         KNOW ALL BY THESE PRESENTS, that the undersigned director of CITIZENS UTILITIES COMPANY constitutes and appoints Robert J. DeSantis and Livingston E. Ross, jointly and severally, for him in any and all capacities to sign on Form 10-K for the fiscal year 1998 for CITIZENS UTILITIES COMPANY, and any and all amendments to said Form 10-K, and to file the same, with the Securities and Exchange Commission, hereby ratifying and conforming all that each of said attorneys-in-fact, or his substitute or substitutes may do or cause to be done by virtue hereof.



                                                          /s/ Norman I. Botwinik
                                                          ______________________
                                                              Norman I. Botwinik






February 23, 1999

                                POWER OF ATTORNEY
                        For Executing Form 10-K For 1998

         KNOW ALL BY THESE PRESENTS, that the undersigned director of CITIZENS UTILITIES COMPANY constitutes and appoints Robert J. DeSantis and Livingston E. Ross, jointly and severally, for her in any and all capacities to sign on Form 10-K for the fiscal year 1998 for CITIZENS UTILITIES COMPANY, and any and all amendments to said Form 10-K, and to file the same, with the Securities and Exchange Commission, hereby ratifying and conforming all that each of said attorneys-in-fact, or his substitute or substitutes may do or cause to be done by virtue hereof.


                                                                  /s/ Claire Tow
                                                                  ______________
                                                                      Claire Tow






February 23, 1999

                                POWER OF ATTORNEY
                        For Executing Form 10-K For 1998

         KNOW ALL BY THESE PRESENTS, that the undersigned director of CITIZENS UTILITIES COMPANY constitutes and appoints Robert J. DeSantis and Livingston E. Ross, jointly and severally, for him in any and all capacities to sign on Form 10-K for the fiscal year 1998 for CITIZENS UTILITIES COMPANY, and any and all amendments to said Form 10-K, and to file the same, with the Securities and Exchange Commission, hereby ratifying and conforming all that each of said attorneys-in-fact, or his substitute or substitutes may do or cause to be done by virtue hereof.


                                                           /s/ John L. Schroeder
                                                           _____________________
                                                               John L. Schroeder






February 23, 1999

                                POWER OF ATTORNEY
                        For Executing Form 10-K For 1998

         KNOW ALL BY THESE PRESENTS, that the undersigned director of CITIZENS UTILITIES COMPANY constitutes and appoints Robert J. DeSantis and Livingston E. Ross, jointly and severally, for him in any and all capacities to sign on Form 10-K for the fiscal year 1998 for CITIZENS UTILITIES COMPANY, and any and all amendments to said Form 10-K, and to file the same, with the Securities and Exchange Commission, hereby ratifying and conforming all that each of said attorneys-in-fact, or his substitute or substitutes may do or cause to be done by virtue hereof.


                                                             /s/ Andrew N. Heine
                                                             ___________________
                                                                 Andrew N. Heine






February 23, 1999

                                POWER OF ATTORNEY
                        For Executing Form 10-K For 1998

         KNOW ALL BY THESE PRESENTS, that the undersigned director of CITIZENS UTILITIES COMPANY constitutes and appoints Robert J. DeSantis and Livingston E. Ross, jointly and severally, for him in any and all capacities to sign on Form 10-K for the fiscal year 1998 for CITIZENS UTILITIES COMPANY, and any and all amendments to said Form 10-K, and to file the same, with the Securities and Exchange Commission, hereby ratifying and conforming all that each of said attorneys-in-fact, or his substitute or substitutes may do or cause to be done by virtue hereof.


                                                            /s/ James C. Goodale
                                                            ____________________
                                                                James C. Goodale






February 23, 1999

                                POWER OF ATTORNEY
                        For Executing Form 10-K For 1998

         KNOW ALL BY THESE PRESENTS, that the undersigned director of CITIZENS UTILITIES COMPANY constitutes and appoints Robert J. DeSantis and Livingston E. Ross, jointly and severally, for him in any and all capacities to sign on Form 10-K for the fiscal year 1998 for CITIZENS UTILITIES COMPANY, and any and all amendments to said Form 10-K, and to file the same, with the Securities and Exchange Commission, hereby ratifying and conforming all that each of said attorneys-in-fact, or his substitute or substitutes may do or cause to be done by virtue hereof.


                                                              /s/ Robert D. Siff
                                                              __________________
                                                                  Robert D. Siff






February 23, 1999

                                POWER OF ATTORNEY
                        For Executing Form 10-K For 1998

         KNOW ALL BY THESE PRESENTS, that the undersigned director of CITIZENS UTILITIES COMPANY constitutes and appoints Robert J. DeSantis and Livingston E. Ross, jointly and severally, for him in any and all capacities to sign on Form 10-K for the fiscal year 1998 for CITIZENS UTILITIES COMPANY, and any and all amendments to said Form 10-K, and to file the same, with the Securities and Exchange Commission, hereby ratifying and conforming all that each of said attorneys-in-fact, or his substitute or substitutes may do or cause to be done by virtue hereof.


                                                           /s/ Stanley Harfenist
                                                           _____________________
                                                               Stanley Harfenist






February 23, 1999

                                POWER OF ATTORNEY
                        For Executing Form 10-K For 1998

         KNOW ALL BY THESE PRESENTS, that the undersigned director of CITIZENS UTILITIES COMPANY constitutes and appoints Robert J. DeSantis and Livingston E. Ross, jointly and severally, for him in any and all capacities to sign on Form 10-K for the fiscal year 1998 for CITIZENS UTILITIES COMPANY, and any and all amendments to said Form 10-K, and to file the same, with the Securities and Exchange Commission, hereby ratifying and conforming all that each of said attorneys-in-fact, or his substitute or substitutes may do or cause to be done by virtue hereof.


                                                   /s/ Charles H. Symington, Jr.
                                                   _____________________________
                                                       Charles H. Symington, Jr.






February 24, 1999

                                POWER OF ATTORNEY
                        For Executing Form 10-K For 1998

         KNOW ALL BY THESE PRESENTS, that the undersigned director of CITIZENS UTILITIES COMPANY constitutes and appoints Robert J. DeSantis and Livingston E. Ross, jointly and severally, for him in any and all capacities to sign on Form 10-K for the fiscal year 1998 for CITIZENS UTILITIES COMPANY, and any and all amendments to said Form 10-K, and to file the same, with the Securities and Exchange Commission, hereby ratifying and conforming all that each of said attorneys-in-fact, or his substitute or substitutes may do or cause to be done by virtue hereof.


                                                         /s/ Aaron I. Fleischman
                                                         _______________________
                                                             Aaron I. Fleischman






February 24, 1999